UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2019
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California Resources Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road, Suite 315 Santa Clarita, California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2019.

(b)
The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

1.	The ten director nominees named in the Company's proxy statement were elected with the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
William E. Albrecht	20,821,795	213,043	110,993	18,947,538
Justin A. Gannon	20,869,178	162,243	114,410	18,947,538
Harold M. Korell	20,811,842	221,203	112,786	18,947,538
Harry T. McMahon	20,907,441	126,045	112,345	18,947,538
Richard W. Moncrief	20,835,122	198,070	112,639	18,947,538
Avedick B. Poladian	20,826,263	207,215	112,353	18,947,538
Anita M. Powers	20,854,104	183,823	107,904	18,947,538
Laurie A. Siegel	20,911,132	123,199	111,500	18,947,538
Robert V. Sinnott	20,787,923	244,118	113,790	18,947,538
Todd A. Stevens	20,870,013	163,741	112,077	18,947,538

2.
The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved. The proposal received 39,811,130 votes for; 147,163 votes against; and 135,076 abstentions.

3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 20,610,381 votes for; 260,799 votes against; 274,651 abstentions and 18,947,538 broker non-votes.

4.
The Amended and Restated California Resources Corporation Long-Term Incentive Plan was approved. The proposal received 20,451,008 votes for; 529,029 votes against; 165,794 abstentions; and 18,947,538 broker non-votes.

5(a).
The proposal to change the supermajority vote requirement for stockholders to remove directors without cause to a majority vote requirement was not approved. The proposal received 20,751,069 votes for; 347,999 votes against; 46,763 abstentions; and 18,947,538 broker non-votes.

5(b).
The proposal to change the supermajority vote requirement for stockholders to amend the Bylaws to a majority vote requirement was not approved. The proposal received 20,734,666 votes for; 357,743 votes against; 53,422 abstentions; and 18,947,538 broker non-votes.

5(c).
The proposal to change the supermajority vote requirement for stockholders to amend certain provisions of the Amended and Restated Certificate of Incorporation to a majority vote requirement was not approved. The proposal received 20,725,698 votes for; 362,976 votes against; 57,157 abstentions; and 18,947,538 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy M. Pineci
Name:	Roy M. Pineci
Title:	Executive Vice President, Finance

DATED: May 13, 2019